UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2006


                        GLAS-AIRE INDUSTRIES GROUP, LTD.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                 --------------
                 (State or other jurisdiction of incorporation)



       1-14244                                         84-1214736
---------------------------                       -------------------
(Commission File Number)                           (I.R.S. Employer
                                                   Identification No.)

         7791 Alderbridge Way, Richmond, British Columbia, Canada V6X2A4
         -------------------------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (604) 207-0221


 ------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:      5
                                        -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

             Item 1.01  Entry Into a Material Definitive Agreement.............1

SECTION 2.   FINANCIAL INFORMATION.............................................2

SECTION 3.   SECURITIES AND TRADING MARKETS....................................2

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........2

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................3

SECTION 6.   [RESERVED]........................................................3

SECTION 7.   REGULATION FD.....................................................3

SECTION 8.   OTHER EVENTS......................................................3

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................3

SIGNATURES.....................................................................3

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.01 Entry Into a Material Definitive Agreement

Letter of Intent for Reverse Merger With Private Company
--------------------------------------------------------

     Glas-Aire Industries Group, Ltd. ("Glas-Aire") recently entered into a Letter of Intent with Pacific Environmental Sampling, Inc., a private California corporation ("ESP"), pursuant to which Glas-Aire has agreed to acquire 100% of ESP's outstanding capital stock. The Letter of Intent is subject to the execution of a definitive stock purchase agreement. ESP is engaged in the business of conducting indoor air quality inspection tests and moisture surveys to detect mold and other toxins in homes and commercial establishments, and preparing certified reports. ESP also sells franchises to other assessors to conduct the same business. Glas-Aire will acquire ESP's stock in exchange for ESP's purchase of 14,625,000 shares of Glas-Aire's common stock, approximately 90.1% of Glas-Aire's outstanding stock at the closing, as well as ESP's assumption of certain liabilities of Glas-Aire, and certain other covenants between the parties.

     According to the Letter of Intent (the "LOI") dated May 1, 2006, prior to the closing of the reverse merger (the "Transaction"), Glas-Aire covenants, among other things, that it will effect a one for 3.75 reverse split of its outstanding common stock, which will result in Glas-Aire having a total of 1,568,463 shares of its common stock outstanding at closing.

     Glas-Aire agrees to issue 14,625,000 shares of its common stock to ESP on the closing of the Transaction, which ESP intends to immediately distribute among its shareholders on a pro rata basis. Glas-Aire may do a subsequent exchange of up to an additional 3,225,000 shares of its common stock and 3,225,000 of its warrants for an equivalent number of shares and warrants of ESP common stock in a separate exchange offer scheduled to close at about the same time as the closing of the Transaction. As a result, if ESP's private placements to raise up to approximately $3,000,000 of capital through the issuance of 3,225,000 shares and 3,225,000 warrants are fully subscribed, then at the closing of the Transaction and the other exchange offer, Glas-Aire is expected to have a total of 19,445,463 shares of common stock outstanding and 3,225,000 warrants to purchase 3,225,000 additional shares of Glas-Aire common stock, 2,700,000 of which will have an exercise price of $1.50 per share and 525,000 of which will have an exercise price of $1.00 per share. At the closing of the Transaction, Glas-Aire will change its name to Environmental Sampling Professionals, Inc. and its trading symbol from GLAR to ESPI or similar available symbol.

     In consideration for the issuance of the 14,625,000 shares in the Transaction, ESP agrees to: (1) cause all of its shareholders to convey 100% of their shares of ESP's capital stock to Glas-Aire so that ESP becomes a wholly-owned subsidiary of Glas-Aire on the closing; (2) assume the obligation to pay the debt owed by Glas-Aire to HSBC bank in the outstanding amount of approximately $69,825 Canadian dollars; (3) enter into a 12 month consulting agreement with Craig Grossman, the Chief Executive Officer of Glas-Aire, and (4) pay the costs of bringing Glas-Aire current on its reporting obligations to the United States Securities and Exchange Commission after the closing.

     Glas-Aire has also agreed to issue a secured promissory note to ESP in the amount of any payments made by ESP to HSBC bank prior to the closing of the Transaction. The promissory note will be secured by 100 shares of newly issued Glas-Aire Series A Preferred Stock to be held in a trust account and returned to Glas-Aire for cancellation upon repayment of the promissory note or closing of the Transaction, whichever occurs first. The Series A Preferred Stock will not have any voting, economic or dispositive rights while it is held in the trust account. If the Transaction does not close or the promissory note is not repaid in full by December 31, 2006, then the Series A Preferred Stock will be released to ESP with full ownership and voting rights. ESP may then proceed with the closing of the Transaction or terminate the acquisition agreement if it has the right to do so by virtue of another breach of the agreement by Glas-Aire, if any.

     ESP is already cooperating with Glas-Aire to facilitate the audit of Glas-Aire's financial statements and the preparation of its reports to the Securities and Exchange Commission that Glas-Aire must file in order to be current in its reporting obligations. At the same time ESP's financial statements are being audited in preparation for the reverse merger of ESP with Glas-Aire, as contemplated in the LOI. ESP has agreed to bear the costs of auditing and bringing Glas-Aire current in its public reporting obligations. The work involves audits of Glas-Aire's financial statements for the fiscal years ending in December 31, 2004 and 2005 and the first fiscal quarter ending March 31, 2006. Glas-Aire will also prepare Forms 10K-SB and 10Q-SB for those periods, as well as a report on Form 8-K and information statements on Schedule 14(C) (reporting the Transaction to shareholders indicating approval by written consent of the holders of a majority of the Glas-Aire voting common stock), and
Schedule 14(F) (reporting a change in Glas-Aire's Board of Directors, which will become similar to ESP's Board of Directors) for the Transaction. After the closing of the Transaction and filing of all required public reports with the Securities and Exchange Commission, Environmental Sampling Professional, Inc. (formerly Glas-Aire Industries Group, Ltd.) will apply to have its common stock traded on the OTC Bulletin Board Market instead of the Pink Sheets, where it is currently trading with little volume.

Letter of Intent for Consulting Agreement
-----------------------------------------

     ESP intends to enter into a Consulting Agreement (the "Agreement") with Mr. Craig Grossman, the Chief Executive Officer of Glas-Aire. The mutual intentions of the parties were stated via a Letter of Intent (the "CG LOI") dated May 1, 2006. According to the CG LOI, the Agreement is subject to the execution and closing of the definitive stock purchase agreement regarding the pending Transaction between ESP and Glas-Aire.

     According to the CG LOI, after the closing of the Transaction, ESP will cause Glas-Aire to issue 500,000 warrants to purchase 500,000 shares of common stock to Mr. Grossman. The warrants will be exercisable for a period of five years at an exercise price of $0.75 per share. Additionally, ESP will: (1) pay Mr. Grossman a consulting fee equal to $6,000 per month for a period of 12 months after the closing; (2) provide comparable health insurance to Mr. Grossman during the consulting period; (3) pay Mr. Grossman a referral fee equal to 8% of all initial franchise fees paid to ESP that Mr. Grossman sells during the consulting period; and (4) give Mr. Grossman an option to purchase any of the branch offices selected by him which are established by him in any one county of the State of Washington during the consulting period. The selected branch will operate in accordance with ESP's standard branch agreement.

     In consideration for the compensation Mr. Grossman will receive from ESP, Mr. Grossman agrees to use his best efforts during the consulting period so as to establish and supervise the operation of ESP's branch offices in the State of Washington, as well as refer purchasers of the franchises to ESP for the sale of franchises in all territories where ESP is legally permitted to sell them.

SECTION 2. FINANCIAL INFORMATION

         Not Applicable.


SECTION 3. SECURITIES AND TRADING MARKETS

         Not Applicable


SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6. [RESERVED]


SECTION 7. REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8. OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)    Financial Statements of Business Acquired

                Not Applicable.

         (b)    Pro Forma Financial Information

                Not Applicable.

         (c)    Exhibits

                Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        GLAS-AIRE INDUSTRIES GROUP, LTD.
                         -------------------------------
                                  (Registrant)

Date:  May 8, 2006


                        \s\   Craig Grossman
                        ---------------------------------
                        Craig Grossman, Chief Executive Officer